                                                                   Exhibit 10.56

                              PURCHASE AGREEMENT
                              ------------------

           This PURCHASE AGREEMENT (this "Agreement"), dated as of August 2, 2001, by and among Mikohn Gaming Corporation, a Nevada corporation (the "Company"), and each of the purchasers (individually, a "Purchaser" and, collectively, the "Purchasers") listed on the Schedule of Purchasers attached as Exhibit A hereto (the "Purchasers Schedule").

           WHEREAS, the Company proposes to issue and sell to the Purchasers up to an aggregate of 1,500,000 shares of its common stock, par value $.10 per share (the "Common Stock" and, such shares, the "Common Shares"), subject to the terms and conditions set forth in this Agreement;

           WHEREAS, the Common Shares are being offered and sold to the Purchasers in a private placement (the "Placement") without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption from the registration requirements under the Securities Act, solely to
(i) persons in the United States whom the Company reasonably believes to be "qualified institutional buyers," as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time, and (ii) a limited number of institutional "accredited investors," as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act, that make certain representations and agreements to the Company;

           WHEREAS, Jefferies & Company, Inc. (the "Agent") has been engaged by the Company to act as exclusive placement agent to the Company in connection with the Placement; and

           WHEREAS, the Company has prepared a preliminary private placement memorandum, dated July 17, 2001 (the "Preliminary Private Placement Memorandum") and a final private placement memorandum, dated August 2, 2001 (together with all amendments and supplements thereto, the "Private Placement Memorandum"), describing the Placement and setting forth information regarding the Company and the Common Shares.

           NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, mutual covenants and agreements set forth herein, the parties hereto agree as follows:

SECTION 1. PURCHASE AND SALE OF THE COMMON SHARES
           --------------------------------------

           1.1  Agreement to Purchase and Sell. Upon the basis of the
                ------------------------------
representations, warranties and covenants, and subject to the terms and conditions set forth in this Agreement and in the Private Placement Memorandum, at the Closing (as defined hereinafter), the Company agrees to sell to each Purchaser, and each such Purchaser agrees, severally and not jointly, to purchase from the Company, the number of Common Shares set forth opposite such Purchaser's name in the Purchasers Schedule for an aggregate amount in cash equal to the product (such product, the "Purchase Price") determined by multiplying (a) the number of Common Shares purchased by such Purchaser by (b) $5.50.

           1.2  Registration Rights Agreement. At the Closing, the Company and
                -----------------------------
the Purchasers shall execute and deliver a registration rights agreement with respect to the Common

Shares, in substantially the form of Exhibit B hereto (the "Registration Rights Agreement" and, together with this Agreement, the "Operative Agreements").

           1.3  Closing. The closing of the transactions contemplated hereby
                -------
(the "Closing") shall take place at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, on August 10, 2001, or at such other place or time, or on such other date, as the Purchasers and the Company shall mutually agree in writing. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

           1.4  Delivery and Payment. At the Closing, (a) the Company shall
                --------------------
deliver or cause to be delivered to each Purchaser (i) a stock certificate or certificates evidencing the number of Common Shares to be purchased by such Purchaser pursuant to this Agreement, such stock certificate(s) to be in the denomination(s) and issued in the name(s) specified to the Company by such Purchaser, (ii) a copy of the Registration Rights Agreement executed by the Company and (iii) all other documents, instruments and writings required to be delivered by the Company to such Purchaser pursuant to this Agreement or otherwise required in connection herewith, and (b) each Purchaser shall deliver or cause to be delivered to the Company (i) the Purchase Price, by wire transfer of immediately available funds to the account designated by the Company, (ii) a copy of the Registration Rights Agreement executed by such Purchaser and (iii) all other documents, instruments and writings required to be delivered by such Purchaser to the Company pursuant to this Agreement or otherwise required in connection herewith.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
           ---------------------------------------------

           As of the date hereof, the Company hereby represents and warrants to each Purchaser as follows:

           2.1  Incorporation and Organization. The Company (a) is a corporation
                -------------------------------
duly organized, validly existing and in good standing under the laws of the State of Nevada; (b) has full corporate power and authority to conduct, operate and carry on its business and operations as described in the Private Placement Memorandum, and to manage, use, control, own, lease and operate its properties and assets; and (c) is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which such qualification or licensing is required, except where the failure to be so qualified or licensed and in good standing, individually or in the aggregate, would not have a material adverse effect on the business, prospects, condition (financial or otherwise), net worth or earnings of the Company and its subsidiaries, taking the Company and its subsidiaries as a whole (a "Material Adverse Effect").

           2.2  Issuance and Delivery of Shares. The Common Shares have been
                -------------------------------
duly authorized and, when issued by the Company and paid for by the Purchasers, in compliance with the provisions of this Agreement, (a) shall be free and clear of any and all liens, charges, security interests, options, claims, equitable interests, pledges, proxies, voting trusts or agreements, encumbrances, restrictions or adverse interests of any kind and of any nature whatsoever (collectively, "Liens"), except for such restrictions on transfer or ownership as set forth in this Agreement or in the Private Placement Memorandum or otherwise imposed by applicable federal or state securities laws or applicable gaming laws, (b) shall have been duly authorized and validly issued, (c) shall be fully paid and nonassessable and (d) shall have been issued in compliance with all applicable federal and state securities laws and all applicable gaming laws.

The issuance and delivery of the Common Shares are not subject to any preemptive or similar rights.

           2.3  Capital Structure. The authorized and outstanding capital stock
                -----------------
of the Company as of the date hereof is, and as of the Closing Date will be, as set forth in the Private Placement Memorandum under the caption "Capitalization." All of the outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, were issued in compliance with all applicable federal and state securities laws and all applicable gaming laws and are not subject to, and were not issued in violation of, any preemptive or similar rights. Except as set forth in the Private Placement Memorandum, there are no outstanding securities, options, warrants, calls, rights, contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company or any of its subsidiaries is a party, or by which any of them is bound, obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock or other securities of the Company or any of its subsidiaries, or any securities convertible into or exercisable or exchangeable for any shares of capital stock or other securities of the Company or any of its subsidiaries, or obligating the Company or any of its subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, contract, commitment, agreement, arrangement, understanding or undertaking. Except as set forth on Schedule 2.3 of the Schedule of Exceptions attached as Schedule A hereto (the "Schedule of Exceptions"), there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company or any of its subsidiaries is a party, or by which any of them is bound, granting to any person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or requiring the Company to include such securities with Common Shares registered pursuant to any registration statement.

           2.4  Subsidiaries. Each of the subsidiaries of the Company (a) is
                ------------
duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has full corporate power and authority to conduct, operate and carry on its business and operations as described in the Private Placement Memorandum, and to manage, use, control, own, lease and operate its properties and assets; and (c) is duly qualified or licensed to do business and is in good standing in every jurisdiction in which such qualification or licensing is required, except where the failure to be so qualified or licensed and in good standing, individually or in the aggregate, would not have a Material Adverse Effect. All of the outstanding shares of capital stock of, other securities of or other interests in each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or indirectly through one or more of the Company's subsidiaries, free and clear of any and all Liens.

           2.5  Authorization; Validity of Agreement; Company Action. The
                ----------------------------------------------------
Company has full corporate power and authority to execute and deliver each of the Operative Agreements, to perform its obligations under each of the Operative Agreements and to consummate the Placement and the other transactions contemplated by each of the Operative Agreements. The execution and delivery by the Company of each of the Operative Agreements and the consummation by the Company of the transactions contemplated by each of the Operative Agreements have been duly authorized by, and each of the Operative Agreements, the Placement and each of the other transactions contemplated by each of the Operative Agreements have been validly approved by, the requisite vote of the Company's Board of Directors. No other corporate action or proceeding on the part of the Company is necessary for the execution and delivery by the Company of the Operative Agreements, the performance by the Company of its obligations under the Operative Agreements or the consummation by the Company of the Placement and the other transactions contemplated by the Operative Agreements. This Agreement has been duly and validly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery of this Agreement by each of the Purchasers, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

           2.6  Consents and Approvals. Assuming the accuracy of the
                ----------------------
representation of each Purchaser set forth in Section 3.3 hereof, except as set forth on Schedule 2.6 of the Schedule of Exceptions, no registration (including any registration under the Securities Act) or filing with, or any notification to, or any approval, permission, consent, ratification, waiver, authorization, order, finding of suitability, permit, license, franchise, exemption, certification or similar instrument or document (each, an "Authorization") of or from, any court, arbitral tribunal, arbitrator, administrative or regulatory agency or commission or other governmental or regulatory authority, agency or governing body, domestic or foreign, including without limitation any Indian tribe or gaming commission, authority or control board (each, a "Governmental Entity"), or any other person, or under any statute, law, ordinance, rule, regulation or agency requirement of any Governmental Entity, including without limitation any gaming regulation or regulatory requirement (each, a "Law"), on the part of the Company or any of its subsidiaries is required in connection with the execution or delivery by the Company of the Operative Agreements, the performance by the Company of its obligations under each of the Operative Agreements or the consummation by the Company of the Placement and the other transactions contemplated by the Operative Agreements.

           2.7  No Violation
                ------------

                (a) None of the Company or any of its subsidiaries is in violation or breach of, or default under, nor has any event occurred that has given or could give rise (either with or without due notice or the passage of time or both or the happening or occurrence of any other event (including through the action or inaction of any person)) to any right of termination, amendment, cancellation or acceleration or any obligation to pay or repay with respect to, or has resulted or could result in the loss of any benefit under, any provision of the articles of incorporation, bylaws or similar organizational documents or any of the Company or any of its subsidiaries, or (ii) any indenture, loan agreement, mortgage, guarantee, other indebtedness, lease or other agreement, contract, instrument, obligation, understanding, arrangement, plan, proposal, restriction or other commitment to which the Company or any of its subsidiaries is a party, or by which the Company or any of its subsidiaries may be bound, or to which any of the respective properties or assets of the Company or any of its subsidiaries may be subject, or to which any of the Common Shares may be subject (each, a "Contract"), and which is material to the Company and its subsidiaries, taking the Company and its subsidiaries as a whole (each such Contract, a "Material Contract").

                (b) None of the execution or delivery by the Company of the Operative Agreements, the performance by the Company of its obligations under the Operative

Agreements, the consummation by the Company of the Placement or any of the other transactions contemplated by each of the Operative Agreements or the compliance by the Company with any of the terms of the Operative Agreements will (a) conflict with, or result in or constitute any violation or breach of or default under, or give rise (either with or without due notice or the passage of time or both or the happening or occurrence of any other event (including through the action or inaction of any person)) to any right of termination, amendment, cancellation or acceleration or any obligation to pay or repay with respect to, or result in the loss of any benefit under, any provision of the articles of incorporation, bylaws or similar organizational documents of the Company or any of its subsidiaries or any Material Contract; (b) conflict with, or result in or constitute any violation of, any award, decision, judgment, decree, injunction, writ, order, subpoena, ruling, verdict or arbitration award entered, issued, made or rendered by any federal, state, local or foreign government or any other Governmental Entity (each an "Order"), or any Law, applicable to the Company or any of its subsidiaries, or to any of their respective properties or assets, or to any Common Shares; (c) result in the creation or imposition of (or the obligation to create or impose) any Lien on any of the properties or assets of the Company or any of its subsidiaries, or on any Common Shares; or (d) conflict with, or result in or constitute any violation of, or result in the termination, suspension or revocation of, any Authorization applicable to the Company or any of its subsidiaries, or to any of their respective properties or assets, or to any Common Shares, or result in any other impairment of the rights of the holder of any such Authorization.

           2.8  SEC Documents; Financial Statements. The Company has filed in a
                -----------------------------------
timely manner all required reports, proxy statements, forms, and other documents with the Securities and Exchange Commission (the "SEC") since January 1, 1996 (collectively, the "SEC Documents"). Each of the SEC Documents, as of its respective date complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and, except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document filed and publicly available prior to the date of this Agreement, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company and its consolidated subsidiaries included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring audit adjustments).

           2.9 Intellectual Property. Except as set forth in the Private
               ---------------------
Placement Memorandum, the Company owns (and is the record owner of), or possesses adequate licenses to use, sell and license, free and clear of all Liens, the rights to any and all registered and unregistered service marks, trademarks, trade names, corporate names, trade dress, Internet domain names, identifying symbols, logos, emblems, signs or insignia, including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; all inventions (whether patentable or unpatentable and whether or not reduced to practice), and all U.S. and foreign patents, patent applications, and patent disclosures (and all rights related thereto, including all reissues, divisions, continuations, continuations-in-part, substitutions, extensions, or renewals of any of the foregoing); all copyrights, and all applications, registrations, and renewals in connection therewith; and all confidential information, technology, know-how, inventions, processes, formulae, algorithms, models and methodologies; and any licenses to use any of the foregoing (all of the foregoing, collectively, the "intellectual property"), that are used in the business of the Company as presently conducted and as described in the Private Placement Memorandum, except where the failure to own, or be the record owner of, or possess such intellectual property, individually or in the aggregate, would not have a Material Adverse Effect. Except as set forth in the Private Placement Memorandum, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted rights of others with respect to any of such intellectual property which, individually or in the aggregate, if the subject of an unfavorable decision, ruling, finding or other Order, would be likely to have a Material Adverse Effect.

           2.10 Litigation. Except as set forth in the Private Placement
                ----------
Memorandum, there are no investigations, claims, suits, actions, demands, proceedings or arbitrations pending or, to the Company's knowledge, threatened in any court or before or by any other Governmental Entity to which the Company or any subsidiary of the Company is or could be a party or to which any of their respective properties or assets are or could be subject, which, individually or in the aggregate, could have a Material Adverse Effect, nor, to the knowledge of the Company, is there any Law or Order outstanding against or affecting the Company or any of its subsidiaries or any of their respective properties or assets, which, individually or in the aggregate, could have a Material Adverse Effect. To the knowledge of the Company, no action has been taken and no Law or Order has been enacted, adopted or issued by any Governmental Entity which prevents the execution, delivery or performance of this Agreement or the Placement or the issuance of the Common Shares or suspends the Placement or the offering, issuance or sale of the Common Shares in any jurisdiction in which the Common Shares are proposed to be sold. No Order or relief of any nature by any Governmental Entity has been issued with respect to the Company or any of its subsidiaries which would suspend the Placement or the offering, issuance or sale of the Common Shares in any jurisdiction in which the Common Shares are proposed to be sold.

           2.11 Compliance with Laws; Authorizations.
                ------------------------------------

                 (a) To the knowledge of the Company, none of the Company or any of its subsidiaries has violated any foreign, federal, state or local Law or Order relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, individually or in the aggregate, would not have a Material Adverse Effect. To the knowledge of the Company, there are no costs or liabilities associated with Environmental Laws (including any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) or ERISA which, individually or in the aggregate, would be likely to have a Material Adverse Effect.

                 (b) Each of the Company and its subsidiaries has such Authorizations of, and has made all registrations and filings with and notices to, all Governmental Entities, including under applicable Environmental Laws, as are necessary to manage, use, control, own, lease and operate its properties and assets and to conduct, operate and carry on its business and operations, except where the failure to have any such Authorization or to make any such registration, filing or notice, individually or in the aggregate, would not have a Material Adverse Effect. (i) Each such Authorization is in full force and effect, and each of the Company and its subsidiaries is in full compliance with all the terms and conditions thereof and with the Laws and Orders of the Governmental Entities having jurisdiction with respect thereto, (ii) no event has occurred (including the receipt of notice from any Governmental Entities) which allows, or after due notice or the passage of time or both would allow, revocation, suspension or termination of any such Authorization or results, or after due notice or the passage of time or both would result, in any other impairment of the rights of the holder of any such Authorization; and (iii) such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries, except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction, individually or in the aggregate, would not have a Material Adverse Effect. To the knowledge of the Company, each of the Company and its subsidiaries is in full compliance with all Laws and Orders applicable to the Company or any of its subsidiaries, or to any of their respective properties or assets, or to any Common Shares, except where the failure to be in compliance, individually or in the aggregate, would not have a Material Adverse Effect.

           2.12  Related Party Transactions. Except as disclosed in the Private
                 --------------------------
Placement Memorandum, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, affiliates, customers or suppliers of the Company or any of its subsidiaries, on the other hand, which would be required by the Securities Act to be described in the Private Placement Memorandum if the Private Placement Memorandum were a prospectus included in a registration statement on Form S-1 filed with the SEC.

           2.13  No Material Adverse Change. Except as disclosed in the Private
                 --------------------------
Placement Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), subsequent to the date as of which such information is given in such Private Placement Memorandum, (a) neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, that is material to the Company and its subsidiaries, taking the Company and its subsidiaries as a whole, (b) there has not been any material change or any development involving or which could reasonably be expected to involve a material change in the capital stock of the Company or any of its subsidiaries, or material increase or any development involving or which could reasonably be expected to involve a material increase in the short-term or long-term debt of the Company or any of its subsidiaries and (c) there has not been any material adverse change in the business, prospects, condition (financial or otherwise), operations, net worth, earnings, properties, assets, contracts, agreements or otherwise of the Company and its subsidiaries, taking the Company and its subsidiaries as a whole (a "Material Adverse Change"), or, to the knowledge of the Company, any development involving or which could reasonably be expected to involve a Material Adverse Change.

           2.14  Private Placement Memorandum.
                 -----------------------------

                 (a) The Private Placement Memorandum, as of the date hereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The historical financial statements, together with the related notes, included in the Private Placement Memorandum have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and fairly present the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows and changes in financial position for the periods then ended (subject, in the case of unaudited statements, to normal recurring audit adjustments). The other financial and statistical information and data with respect to the Company and its subsidiaries set forth in the Private Placement Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                 (b) The pro forma, or "as adjusted" (referred to herein as "pro forma"), financial statements included in the Private Placement Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and fairly present the historical and proposed transactions contemplated by the Private Placement Memorandum and comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Securities Act. The other pro forma financial and statistical information and data with respect to the Company and its subsidiaries set forth in the Private Placement Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

           2.15  Distribution of Offering Materials; Facilitation of Placement.
                 -------------------------------------------------------------
Except as permitted by the Securities Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Common Shares, will not distribute any offering material in connection with the Placement other than the Preliminary Private Placement Memorandum and the Private Placement Memorandum. None of the Company or any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Securities Act) of the Company has directly, or through any agent (provided that no representation is made as to the Agent or its affiliates or any person acting on its behalf), (a) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of; any security (as defined in the Securities Act) which is or will be integrated with the Placement in a manner that would require the registration of the Common Shares under the Securities Act or; (b) engaged in or used any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the Placement, including articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

           2.16 Investment Company Act. The Company is not and, after giving
                ----------------------
effect to the Placement and the application of the net proceeds therefrom as described in the Private Placement Memorandum, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
           -----------------------------------------------

           As of the date hereof, each Purchaser severally represents and warrants to the Company as follows:

           3.1  Authority. Such Purchaser has all requisite power and authority
                ---------
to execute and deliver each of the Operative Agreements, to perform its obligations under each of the Operative Agreements and to consummate the transactions contemplated by each of the Operative Agreements. Such Purchaser has taken all requisite action to, and no other action or proceeding on the part of such Purchaser is necessary for, the execution and delivery by such Purchaser of the Operative Agreements, the performance by such Purchaser of its obligations under the Operative Agreements or the consummation by such Purchaser of the transactions contemplated by the Operative Agreements. This Agreement has been duly and validly executed and delivered by such Purchaser and, assuming due and valid authorization, execution and delivery of this Agreement by the Company, is a valid and binding obligation of such Purchaser and is enforceable by the Company against such Purchaser in accordance with its terms.

           3.2  Consents and Approvals. No registration or filing with, or any
                ----------------------
notification to, or any Authorization of or from, any Governmental Entity or any other person, on the part of the Purchaser is required in connection with the execution or delivery by such Purchaser of the Operative Agreements, the performance by such Purchaser of its obligations under the Operative Agreements or consummation by such Purchaser of the transactions contemplated by the Operative Agreements.

           3.3  Investment Experience and Intent. Such Purchaser has read the
                --------------------------------
information set forth under the caption "Notice to Investors" in the Private Placement Memorandum and hereby makes in this Agreement each of the acknowledgements, representations, warranties and agreements forth under the caption "Notice to Investors" in the Private Placement Memorandum. Such Purchaser acknowledges that the Company and others will rely upon the truth and accuracy of such acknowledgments, representations, warranties and agreements and hereby consents to such reliance. In addition, any sale by any Purchaser of the Common Shares will be based on an independent investment decision by such Purchaser reached at the time of such sale.

           3.4  No Legal, Tax or Investment Advice. Such Purchaser understands
                ----------------------------------
that nothing in the Preliminary Private Placement Memorandum, the Private Placement Memorandum, the Operative Agreements or any other materials presented to such Purchaser in connection with the Placement or the purchase and sale of the Common Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed to be necessary or appropriate in connection with its purchase of the Common Shares.

SECTION 4. CONDITIONS
           ----------

           4.1  Conditions to Closing of the Purchasers. Each Purchaser's
                ---------------------------------------
obligation to purchase the Common Shares at the Closing is subject to the satisfaction, or waiver by such Purchaser, of the following conditions:

                (a)  Representations and Warranties. The representations and
                     ------------------------------
warranties of the Company set forth in this Agreement shall be true and correct in all material respects (except for those qualified as to materiality or a Material Adverse Effect, which shall be true and correct) as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified as to materiality or a Material Adverse Effect, true and correct) as of such date) as though made on and as of the Closing Date. Such Purchaser shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

                (b)  Performance of Obligations of Company. The Company shall
                     -------------------------------------
have performed in all material respects all agreements and covenants required to be performed by it under this Agreement prior to the Closing Date. Such Purchaser shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

                (c)  Opinion of Company and the Company's Counsel. Each
                     --------------------------------------------
Purchaser shall have received (i) an opinion dated the Closing Date from Greenberg Traurig, LLP, counsel to the Company, in the form of Exhibit C hereto, and (ii) an opinion dated the Closing Date from the General Counsel of the Company, in the form of Exhibit D hereto.

                (d)  Registration Rights Agreement. The Company shall have
                     -----------------------------
executed and delivered to each of the Purchasers the Registration Rights Agreement.

           4.2  Conditions to Closing of the Company. The Company's obligation
                ------------------------------------
to issue and sell the Common Shares at the Closing is subject to the satisfaction, or waiver by the Company, of the following conditions:

                (a)  Representations and Warranties. The representations and
                     ------------------------------
warranties of each Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such date) as though made on and as of the Closing Date.

                (b)  Performance of Obligations of the Purchasers. Each of the
                     --------------------------------------------
Purchasers shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement prior to the Closing Date.

                (c)  Registration Rights Agreement. Each of the Purchasers shall
                     -----------------------------
have executed and delivered to the Company the Registration Rights Agreement.

SECTION 5. RESTRICTIONS ON TRANSFER OF SHARES
           ----------------------------------

           5.1  Restrictions on Transferability. The Common Shares may not be
                -------------------------------
offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws, or pursuant to an exemption therefrom, and in each case in compliance with the terms of this Agreement and the restrictions set forth under the caption "Notice to Investors" in the Private Placement Memorandum. The Company shall be entitled to give stop transfer orders to its transfer agent with respect to the Common Shares in order to enforce the foregoing restrictions.

           5.2  Restrictive Legend. Each certificate representing the Common
                ------------------
Shares will contain a legend substantially to the following effect (in addition to any legends required under applicable securities laws).

           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE EXPIRATION DATE (THE "RESALE RESTRICTION TERMINATION DATE") OF THE PERIOD PROVIDED UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION THERETO) AS PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION (SUCH PERIOD TO BE MEASURED FROM THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY)), EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, (D) PURSUANT TO OFFERS AND SALES TO FOREIGN PERSONS THAT OCCUR IN OFFSHORE TRANSACTIONS AND WITHOUT DIRECTED SELLING EFFORTS WITHIN THE MEANINGS OF SUCH TERMS AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (a) (1), (2),
           (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO,

           OR FOR OFFER OF SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

SECTION 6. MISCELLANEOUS
           -------------

           6.1  Survival of Representations and Warranties. All representations,
                ------------------------------------------
warranties, covenants and agreements (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) contained in this Agreement shall survive the Closing for three years, except that (i) Section 2.11 shall survive until the end of the applicable statutes of limitations, and (ii) Sections 2.2 and 2.3 and this
Section 6.1 shall survive indefinitely.

           6.2  Notices. All notices and other communications hereunder shall be
                -------
in writing and shall be deemed sufficiently given and served for all purposes
(a) when personally delivered or given by telex or machine-confirmed facsimile,
(b) one business day after a writing is delivered to a national overnight courier service or (c) three business days after a writing is deposited in the United States mail, first class postage or other charges prepaid and registered, return receipt requested, in each case, addressed as follows (or at such other address for a party as shall be specified by like notice): (i) in the case of the Company, to Mikohn Gaming Corporation , Attention: President, 920 Pilot Road, Las Vegas, NV 89119, (702) 896-2461 (Facsimile No.), and (ii) in the case of any Purchaser, at the address for such Purchaser as set forth in the Purchasers Schedule.

           6.3  Amendments and Waivers. No modifications or amendments to, or
                ----------------------
waivers of, any provision of this Agreement may be made, except pursuant to a document signed by the Company and the holders of a majority of the outstanding Common Shares issued in the Placement.

           6.4  Interpretation. When a reference is made in this Agreement to
                --------------
Sections, paragraphs, clauses or Exhibits, such reference shall be to a Section, paragraph, clause or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes," and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against any party. The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to August 2, 2001. The words "hereof," "herein," "herewith," "hereby" and "hereunder" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

           6.5   Expenses. Each party shall pay all costs and expenses incurred
                 --------
by it in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, including fees of legal counsel.

           6.6   Further Assurances. Each party to this Agreement shall do and
                 ------------------
perform or cause to be done and performed all such further acts and things and shall execute and deliver all such agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           6.7   No Third-Party Beneficiaries. No person or entity not a party
                 ----------------------------
to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder. All representations, warranties or agreements of any Purchaser contained in this Agreement shall inure to the benefit of the Company.

           6.8   Successors and Assigns. The provisions of this Agreement shall
                 ----------------------
inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding the foregoing, neither any Purchaser nor the Company shall assign or delegate any of its rights or obligations under this Agreement.

           6.9   Entire Agreement. This Agreement and all other documents
                 ----------------
required to be delivered pursuant hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior documents, agreements and understandings, both written and verbal, among the parties with respect to the subject matter hereof and the transactions contemplated hereby.

           6.10  Severability. If any provision of this Agreement is held to be
                 ------------
illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification shall not affect any other provision hereof; provided that if such provision may not be so modified such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

           6.11  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

           6.12  Gaming Laws. Each of the provisions of this Agreement is
                 -----------
subject to and shall be enforced in compliance with applicable gaming laws.

           6.13  Counterparts. This Agreement may be executed in one or more
                 ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart.

                           (signature page follows)

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                                       MIKOHN GAMING CORPORATION


                                                       By:______________________
                                                          Name:
                                                          Title:


                                                       _________________________
                                                       as a PURCHASER

                                                       By:______________________
                                                          Name:
                                                          Title:

                    [SIGNATURE PAGE TO PURCHASE AGREEMENT]

                                                                       EXHIBIT A
                                                                       ---------

                             SCHEDULE OF PURCHASERS
                             ----------------------

                        Name and Address                              Number of
                          of Purchaser                              Common Shares
---------------------------------------------------------------------------------


                                                                       EXHIBIT B
                                                                       ---------


                     FORM OF REGISTRATION RIGHTS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

               This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 10, 2001, by and among Mikohn Gaming Corporation, a Nevada corporation (the "Company"), and each of the purchasers (individually, a "Purchaser" and, collectively, the "Purchasers") listed on the Schedule of Purchasers attached as Exhibit A hereto.

               WHEREAS, the Company has agreed to issue and sell to the Purchasers pursuant to a Purchase Agreement, dated as August 2, 2001 (the "Purchase Agreement"), by and among the Company and the Purchasers, up to an aggregate of 1,500,000 shares of its common stock, par value $.10 per share (the "Common Stock" and, such shares, the "Common Shares"), subject to the terms and conditions set forth in the Purchase Agreement; and

               WHEREAS, in order to induce the Purchasers to purchase the Common Shares, the Company has agreed to provide the registration rights set forth in this Agreement.

               NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, mutual covenants and agreements set forth herein, the parties hereto agree as follows:


Section 1.  DEFINITIONS
            -----------

               Capitalized terms used but not defined herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

               "Business Day" means any day, excluding Saturday, Sunday and any
                ------------
day which is in the City of New York a legal holiday or a day upon which banking institutions in the City of New York are required or authorized by law or other governmental action to close.

               "Effectiveness Deadline" has the meaning set forth in Section
                ----------------------
                3(a).

               "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
                amended.

               "Filing Deadline" has the meaning set forth in Section 3(a).
                ---------------

               "Holder" has the meanings set forth in Section 2.
                ------

               "Liquidated Damages" has the meaning set forth in Section 4.
                ------------------

               "Prospectus" means the prospectus included in the Shelf
                ----------
Registration Statement at the time the Shelf Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

               "Securities Act" means the Securities Act of 1933, as amended.
                --------------

               "Shelf Registration Statement" has the meaning set forth in
                ----------------------------
                Section 3(a).

               "Transfer Restricted Shares" means Common Shares and any other
                --------------------------
securities of the Company issued or issuable upon the exercise or conversion thereof or in exchange therefor or upon any similar event with respect thereto, whether by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation, other reorganization or otherwise. As to any particular Transfer Restricted Shares held by any particular person, once issued such securities shall cease to be Transfer Restricted Shares when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed by such person to a non-affiliate of such person pursuant to Rule 144 under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been issued to such person and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state statute then in force, or (iv) such securities shall have ceased to be outstanding.

Section 2.  HOLDERS
            -------

               A person is deemed to be a holder of Transfer Restricted Shares (each, a "Holder") whenever such person owns Transfer Restricted Shares.

Section 3.  SHELF REGISTRATION
            ------------------

        (a)  Shelf Registration.
             ------------------

                      The Company shall cause to be filed, on or prior to 90 days after the Closing Date (the "Filing Deadline"), a shelf registration statement pursuant to Rule 415 under the Securities Act (which may be an amendment to any previously filed registration statement (the "Shelf Registration Statement")), relating to all of the Transfer Restricted Shares, and shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 60 days after the Filing Deadline (such 60th day the "Effectiveness Deadline").

             The Company shall use its reasonable best efforts to keep any Shelf Registration Statement required by this Section 3(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 5(a) to the extent necessary to ensure that it is available for sales of Transfer Restricted Shares and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, for a period of at least two years (as extended pursuant to Section 5(b)) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Shares covered by the Shelf Registration Statement have been sold pursuant thereto.

        (b)  Provision by Holders of Certain Information in Connection with the
             ------------------------------------------------------------------
Shelf Registration Statement.
----------------------------

                      No Holder of Transfer Restricted Shares may include any of its Transfer Restricted Shares in the Shelf Registration Statement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Shares shall be entitled to Liquidated Damages pursuant to Section 4 unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

Section 4.  LIQUIDATED DAMAGES
            ------------------

               If (a) the Shelf Registration Statement is not filed with the SEC on or prior to the Filing Deadline, (b) the Shelf Registration Statement has not been declared effective by the SEC on or prior to the Effectiveness Deadline, or
(c) the Shelf Registration Statement is filed and declared effective but thereafter ceases to be effective or fails to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Shelf Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (a) through (c), a "Registration Default"), then, subject to Section 3(b), the Company hereby agrees to pay to each Holder of Common Shares affected thereby liquidated damages ("Liquidated Damages") in the amount of 0.05 share of Common Stock for every Common Share purchased by such Holder pursuant to the Purchase Agreement (rounded up to the nearest share, taking into account all Common Shares purchased by such Holder pursuant to the Purchase Agreement). In addition, for each month following the occurrence of a Registration Default that such Registration Default continues, on or before the last day of such month, the Company hereby agrees to pay to each Holder of Common Shares affected thereby Liquidated Damages in the amount of 0.02 share of Common Stock for every Common Share purchased by such Holder pursuant to the Purchase Agreement (rounded up to the nearest share, taking into account all Common Shares purchased by such Holder pursuant to the Purchase Agreement); provided, however, that the Company
                                            --------  -------
shall in no event be required to pay Liquidated Damages for more than one Registration Default at any given time.

               All accrued Liquidated Damages shall be paid to the Holders entitled thereto. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Share at the time such security ceases to be a Transfer Restricted Share shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

Section 5.  REGISTRATION PROCEDURES
            -----------------------

        (a)  Shelf Registration Statement
             ----------------------------

                      In connection with the Shelf Registration Statement, the Company shall:

        (i) use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Shares being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 3(b)), and pursuant thereto the Company will prepare and file with the SEC the Shelf Registration Statement on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Shares in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions of this Agreement;

        (ii) use its reasonable best efforts to keep the Shelf Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 of this Agreement; and upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of a material fact or omit to state any material fact necessary to make the statement therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Shares during the period required by this Agreement, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement curing such defect, and, if the SEC review is required, use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable;

        (iii) prepare and file with the SEC such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period set forth in Section 3, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus;

        (iv) advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that the Company determines in its good faith judgment
                --------
that the disclosure of such fact or happening or event at such time would have a material adverse effect on the business, financial condition, operations or prospects of the Company or the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed); and if at any time the SEC shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Shares under state securities or blue sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

        (v)    subject to Section 5(a)(ii), if any fact or event contemplated by
Section 5(a)(iv)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (vi) furnish to each Holder in connection with such sale, if any, before filing with the SEC, copies of the Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to the Shelf Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file the Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Holder shall reasonably object within five Business Days after the receipt thereof; a Holder shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act;

        (vii) promptly prior to the filing of any document that is to be incorporated by reference into the Shelf Registration Statement or Prospectus, provide copies of such document to each Holder in connection with such exchange or sale, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Holder may reasonably request;

        (viii) make available at reasonable times for inspection by each Holder and any attorney or accountant retained by such Holder, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with the Shelf Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, however, that
                                               --------  -------
such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless (A) disclosure of such information is required by court or administrative order or is necessary to respond to inquires of regulatory authorities, (B) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any Prospectus), (C) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (D) such information becomes available to such person from a source other than the Company and its subsidiaries and such source is not known, after due inquiry, by such person to be bound by a confidentiality agreement; provided further, that the foregoing investigation shall be coordinated on
-------- -------
behalf of such persons by one representative designated by and on behalf of such persons and any such confidential information shall be available from such representative to such persons so long as any person agrees to be bound by such confidentiality agreement;

        (ix) if requested by any Holder in connection with such exchange or sale, promptly include in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holder may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Shares; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

        (x) furnish to each Holder in connection with such exchange or sale, if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the SEC, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference); (xi) deliver to each Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each Holder in connection with the offering and the sale of the Transfer Restricted Shares covered by the Prospectus or any amendment or supplement thereto;

        (xii) upon the request of any Holder, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Shares pursuant to the Shelf Registration Statement as may be reasonably requested by such Holder in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company shall:

               (1) upon the request of any Holder, furnish (or in the case of paragraphs (B) and (C) below, use its reasonable best efforts to cause to be furnished) to such Holder, upon the effectiveness of the Shelf Registration
Statement:

                    (A) a certificate, dated such date, signed on behalf of the Company by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Sections 2.13 and 4.1(a) of the Purchase Agreement and such other similar matters as such Holder may reasonably request;

                    (B) an opinion, dated the date of effectiveness of the Shelf Registration Statement, of independent counsel to the Company, covering matters of the type customarily covered in opinions of issuer's counsel requested in underwritten offerings, such as the effectiveness of the Shelf Registration Statement and such other matters as may be reasonably requested by such Holders; without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in the Shelf Registration Statement or the related Prospectus; and

                    (C) a customary comfort letter or letters, dated as of the date of effectiveness of the Shelf Registration Statement, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings; and

                (2) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (1) above and with any customary conditions contained in any agreement entered into by the Company pursuant to this clause (xii);

        (xiii) prior to any public offering of Transfer Restricted Shares, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Shares under the securities or blue sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Shares covered by the Shelf Registration Statement; provided, however, that the Company shall
                                     --------  -------
not be required to register or qualify as a foreign corporation where the Company is not now so qualified or to take any action that would subject the Company to the service of process in suits or to taxation, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where the Company is not now so subject;

        (xiv) in connection with any sale of Transfer Restricted Shares that will result in such securities no longer being Transfer Restricted Shares, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Shares to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Shares in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Shares;

        (xv)    use its reasonable best efforts to cause the disposition of the

Transfer Restricted Shares covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Shares, subject to the proviso contained in clause (xiii) above;

               (xvi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders with regard to the Shelf Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Shelf Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act); and

               (xvii) provide promptly to each Holder, upon request, each document filed with the SEC pursuant to the requirements of Section 13 or
Section 15(d) of the Exchange Act.

          (b)  Restrictions on Holders.
               -----------------------

                      Each Holder agrees by acquisition of a Transfer Restricted Share that, upon receipt of the notice referred to in Section 5(a)(iv)(C) or any notice from the Company of the existence of any fact of the kind described in Section 5(a)(iv)(D) (in each case, a "Suspension Notice"), such Holder will forthwith discontinue disposition of Transfer Restricted Shares pursuant to the Shelf Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 5(a)(v), or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"); provided, however, that any Suspension Period occurring as a result of
     --------  -------
     notice from the Company of the existence of any fact of the kind described in Section 5(a)(iv)(D) shall not exceed, for so long as this Agreement is in effect, the shorter of (x) the period ending on the date the information responsible for the Suspension Period is disclosed to the public and (y) 60 days (provided that no two Suspension Periods shall occur during any period
           --------
     of 135 consecutive days). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Shares that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of the Shelf Registration Statement set forth in Section 3, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the Recommencement Date.

     Section 6.Registration Expenses
               ---------------------

             (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether the Shelf Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all expenses of printing, messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for the Company and the Holders; (v) all application and filing fees; and (vi) all reasonable fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

                    The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

          (b) In connection with the Shelf Registration Statement the Company will reimburse the Holders of Transfer Restricted Shares who are selling or reselling Common Shares pursuant to the "Plan of Distribution" contained in the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel for all of the Holders. Each Holder, and not the Company, shall be exclusively responsible for such Holder's pro rata share of underwriter's fees incurred by the Holders in connection with the Shelf Registration Statement.

     Section 7.  Indemnification
                 ---------------

          (a) The Company agrees to indemnify and hold harmless each Holder, its directors, officers and each person, if any, who controls such Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all losses, claims, damages, liabilities and judgments (including without limitation the legal fees and other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), provided by the Company to the Holders or to any prospective purchaser of Common Shares, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by such Holders. This indemnity shall not limit any other rights the Holders may have against the Company with respect to any such losses, claims, damages, liabilities or judgments.

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers, attorneys, accountants, agents and representatives, and each person, if any, who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in Section 7(a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in the Shelf Registration Statement or any amendment or supplement thereto. In no event shall any Holder, its directors, officers, or any person who controls such Holder be liable or responsible under this Section 7 for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Shares pursuant to the Shelf Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Shares, plus (ii) the amount of any damages that such Holder, its directors, officers, or any person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity shall not limit any other rights the Company may have against the Holders with respect to any such losses, claims, damages, liabilities or judgments.

               (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the "Indemnified person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying person") in writing, and the Indemnifying person shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified person and shall pay all fees and expenses of such counsel as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Holder). Any Indemnified person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying person, (ii) the Indemnifying person shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified person or (iii) the named parties in any such action (including any impleaded parties) include both the Indemnifying person and the Indemnified person, and the Indemnified person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying person (in which case the Indemnifying person shall not have the right to assume the defense of such action on behalf of the Indemnified person). It is understood that the Indemnifying person shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the indemnified Holders shall be designated in writing by a majority of the indemnified Holders, in the case of parties indemnified pursuant to Section 7(a), and any such separate firm for the Company, its directors, its officers and such control persons shall be designated in writing by the Company, in the case of parties indemnified pursuant to Section 7(b). The Indemnifying person shall indemnify and hold harmless the Indemnified person from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty Business Days after the Indemnifying person shall have received a request from the Indemnified person for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying person) and, prior to the date of such settlement, the Indemnifying person shall have failed to comply with such reimbursement request. No Indemnifying person shall, without the prior written consent of the Indemnified person, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified person is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified person, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified person from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified person.

               (d)  To the extent that the indemnification provided for in this
Section 7 is unavailable to an Indemnified person in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each Indemnifying person, in lieu of indemnifying such Indemnified person hereunder, shall contribute to the amount paid or payable by such Indemnified person as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the indemnified Holder, on the other hand, from their sale of Transfer Restricted Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company, on the one hand, and the indemnified Holder, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and the indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the indemnified Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

               The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified person as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified person in connection with investigating or defending any matter including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, in no event shall a Holder, its directors, officers, or any person who controls such Holder, be required to contribute, in the aggregate, pursuant to this Section 7 any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Shares pursuant to the Shelf Registration Statement exceeds the sum of (i) the amount paid by such Holder for such Transfer Restricted Shares, plus (ii) the amount of any damages that such Holder, its directors, officers, or any person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of the Transfer Restricted Shares held by each Holder hereunder and not joint. This Section 7(d) shall not limit any other rights the Company may have against the Holders, or that the Holders may have against the Company, with respect to any such losses, claims, damages, liabilities or judgments.

     Section 8.  Rule 144 and Other Information
                 ------------------------------

               The Company hereby agrees with each Holder, for so long as any Transfer Restricted Shares remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Transfer Restricted Shares, adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 under the Securities Act in order to permit sales of such Transfer Restricted Shares pursuant to Rule 144 under the Securities Act and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit sales of such Transfer Restricted Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act.

Section 9.  Miscellaneous
            -------------

     (a)  Remedies.
          --------

               The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 3 may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 3. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b)  No Inconsistent Agreements.
          --------------------------

               The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date.

     (c)  Notices.
          -------

               All notices and other communications hereunder shall be in writing and shall be deemed sufficiently given and served for all purposes (i) when personally delivered or given by machine-confirmed facsimile, (ii) one business day after a writing is delivered to a national overnight courier service or (iii) three business days after a writing is deposited in the United States mail, first class postage or other charges prepaid and registered, return receipt requested, in each case, addressed as follows (or at such other address for a party as shall be specified by like notice): (A) in the case of the Company, to Mikohn Gaming Corporation, Attention: President, 920 Pilot Road, Las Vegas, NV 89119, (702) 896-2461 (Facsimile No.), and (B) in the case of any Holder, at the address set forth on the stock records of the Company.

     (d)  Amendments and Waivers.
          ----------------------

               No modifications or amendments to, or waivers of, any provision of this Agreement may be made, except pursuant to a document signed by the Company and Holders of a majority of the outstanding Transfer Restricted Shares.

     (e)  Interpretation.
          --------------

               When a reference is made in this Agreement to Sections, paragraphs, clauses or Exhibits, such reference shall be to a Section, paragraph, clause or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes," and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to August 10, 2001. The words "hereof," "herein," "herewith," "hereby" and "hereunder" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

     (f)  No Third-Party Beneficiaries.
          ----------------------------

               No person or entity not a party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder.

     (g)  Successors and Assigns.
          ----------------------

               Other than with respect to transferees as to which the Common Shares held by such transferee have ceased to be Transfer Restricted Shares, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, however, that
                                                    --------  -------
nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Shares in violation of the terms or of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Shares in any manner, whether by operation of law or otherwise, such Transfer Restricted Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Shares such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits.

     (h)  Entire Agreement.
          ----------------

               This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (i)  Severability.
          ------------

               If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification shall not affect any other provision hereof; provided that if such provision may not be so
                            --------
modified such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

     (j)  GOVERNING LAW.
          -------------

               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

     (k)  Gaming Laws.
          -----------

               Each of the provisions of this Agreement is subject to and shall be enforced in compliance with applicable gaming laws.

     (l)  Counterparts.
          ------------

               This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart.

                           (signature page follows)

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                 MIKOHN GAMING CORPORATION


                                 By:__________________________________
                                    Name:
                                    Title:



                                 ______________________________________
                                 as a PURCHASER



                                 By:___________________________________
                                    Name:
                                    Title:

                                                                      EXHIBIT A
                                                                      ---------

                            SCHEDULE OF PURCHASERS
                            ----------------------

                Name and Address                         Number of
                  of Purchaser                         Common Shares
              --------------------                   -----------------

                                     B-A-1

                                                                       EXHIBIT C
                                                                       ---------

                   FORM OF OPINION OF GREENBERG TRAURIG, LLP
                              August _____, 2001


The Purchasers Listed on the Schedule of Purchasers
                             ----------------------
to the Common Stock Purchase Agreement

Ladies and Gentlemen:

         We have acted as special counsel to Mikohn Gaming Corporation, a Nevada corporation (the "Company"), in connection with the negotiation, execution and delivery of, and the transactions contemplated by (i) the Purchase Agreement, dated as of August 2, 2001 (the "Purchase Agreement"), by and among the Company and the Purchasers listed on the Schedule of Purchasers attached thereto (the "Purchasers") (the Company and the Purchasers referred to herein collectively, as "parties," and individually, as a "party"), pursuant to which Purchase Agreement the Company is issuing and selling an aggregate of up to 1,500,000 shares of the Company's Common Stock (the "Common Shares"), and (ii) the agreements attached as exhibits thereto or contemplated thereby (the Purchase Agreement and the Registration Rights Agreement are hereby referred to collectively as the "Agreements"). This opinion letter (this "Letter") is being delivered to you pursuant to Section 4.1(c) of the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

         Subject to the limitations set forth herein, in connection with the preparation of this Letter and for purposes of the opinions set forth below, we have examined (i) an Opinion Certificate, a copy of which is attached hereto as Exhibit A (the "Opinion Certificate"); and (ii) originals or photostatic or certified copies of certain of the records and documents of the Company including a certified copy of the Company's Amended and Restated Articles of Incorporation (the "Articles"), and a copy (certified by an officer) of the Company's Amended and Restated Code of Bylaws (the "Bylaws"), and those instruments and documents listed on the Mikohn Gaming Corporation Schedule of Due Diligence Documents, dated as of July 31, 2001 (collectively, the "Applicable Documents"), a copy of which list is attached to the Opinion Certificate as Exhibit D thereto.

         Based upon such review and inquiries, and subject to the assumptions and limitations herein set forth, we are of the opinion that:

               1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, is duly licensed or qualified to transact business and is in good standing in each jurisdiction in which the failure to be so qualified, licensed or in good standing would have, individually or in the aggregate, a Material Adverse Effect. The Company has the corporate power and authority to own, lease and operate its properties, to carry on its business as currently conducted, to execute and deliver each of the Agreements and to perform its obligations under each of the Agreements.

         2. Each of the domestic subsidiaries of the Company is validly existing and in good standing under the laws of its state of incorporation and is duly licensed or qualified to transact business and is in good standing in each jurisdiction in which the failure to be so qualified, licensed or in good standing would have, individually or in the aggregate, a Material Adverse Effect.

         3. The execution, delivery and performance by the Company of the Agreements have been duly authorized by all requisite corporate action of the Company. Each of the Agreements has been duly executed and delivered by the Company and, except as otherwise stated in this Letter, constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms.

         4. The execution, delivery and performance of the Agreements and the issuance, sale and delivery of the Common Shares will not conflict with, violate, constitute a breach of or a default under, require the consent of any Person (other than consents already obtained), or result in the imposition of a lien on any properties of the Company or an acceleration of indebtedness pursuant to, (i) the Articles or Bylaws of the Company (collectively, the "Charter Documents"), (ii) any Applicable Document; (iii) to our knowledge, any Order; or (iv) any Law, which, in our experience, is normally applicable to transactions of the type contemplated by the Agreements.

         5. The Company has an authorized capitalization as set forth in Private Placement Memorandum and the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Private Placement Memorandum. The statements in the Private Placement Memorandum under the caption "Description of Capital Stock" insofar as such statements purport to summarize certain provisions of the documents referred to therein, fairly summarize such provisions in all material respects.

         6. The Common Shares have been duly authorized and, when issued pursuant to the Purchase Agreement, will be validly issued, fully paid and nonassessable, and entitled to the rights, preferences and privileges relative to shares of the Company's common stock as set forth in the Articles. To our knowledge, none of the issuance, sale and delivery of the Common Shares is subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

         7. Except for such matters as may be described or set forth in the Private Placement Memorandum, we have not been engaged to give substantive attention to, or represent the Company or its officers, directors or employees in connection with, nor to our knowledge is there, any litigation, governmental proceeding, investigation or arbitration pending or threatened against or directly involving the Company or its officers, directors or employees, or to which any property or assets of the Company are subject, that questions the legality or validity of the Purchase Agreement or any actions taken or to be taken pursuant to or in connection with the Purchase Agreement or that, if determined adversely to the Company (including with respect to such property or assets) or any such person, would have, individually or in the aggregate, a Material Adverse Effect.

         8. No authorizations, approval, consent, license or order of, or filing, registration or qualification with, any Governmental Authority is required in connection with, or as a condition to, the execution, delivery or performance of the Agreements or for the consummation of the transactions contemplated thereby (including, without limitation, the offer, issuance, sale and delivery of the Common Shares); it being understood that the foregoing opinion does not cover applicable securities laws.

         9.   Subject to the accuracy of the Purchasers' representations in
Section 3 of the Purchase Agreement, the offer, sale and issuance of the Common Shares in conformity with the terms of the Purchase Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

         10. To our knowledge, the Company is not in violation of or in default under its Charter Documents.

         11. The Company is not and, after giving effect to the Placement and the application of the net proceeds therefrom as described in the Private Placement Memorandum, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         12. The statements made in the Private Placement Memorandum under the heading "Plan of Distribution" and "Notice to Investors," insofar as such statements purport to constitute statements of law or legal conclusions, are accurate in all material respects.

         13. To our knowledge, except for: (i) the Registration Rights Agreement; (ii) certain registrations that may be required under warrants described in the Private Placement Memorandum under the Section "Description of Capital Stock - Warrants"; and (iii) certain registrations to be entered into in connection with the Company's intention to refinance its remaining senior indebtedness by issuing $100.0 million of senior notes pursuant to Rule 144A under the Securities Act as set forth in the Private Placement Memorandum, there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, granting to any person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with Common Shares registered pursuant to any registration statement.

         14. To our knowledge, except as set forth in the Private Placement Memorandum, there are no outstanding securities, options, warrants, calls, rights, contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock or other securities of the Company, or any securities convertible into or exercisable or exchangeable for any shares of capital stock or other securities of the Company, or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, contract, commitment, agreement, arrangement, understanding or undertaking.

         15. To our knowledge, as of the date of the Private Placement Memorandum and as of the Closing Date, the Private Placement Memorandum (except for the financial statements and other financial data included therein, as to which we do not express any opinion), does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The opinions herein expressed are subject to the following further qualifications and exceptions:

         A. As to matters of fact bearing upon the opinions set forth in this Letter, we have, with your consent, relied primarily upon, and have not independently verified the accuracy of, the representations, warranties and other statements of all parties contained in the Agreements and matters of fact set forth in certificates of government officials, corporate officers and other representatives of persons referred to herein. In rendering such opinions, we have further relied upon the following assumptions, which we have not necessarily independently verified:

         i. Each signature is genuine; each document submitted to us as an original is authentic; and each document submitted to us as a copy conforms to the original;

         ii. Each party, other than the Company, has the power, authority and legal right to execute and deliver, and to perform its obligations under, the Agreements;

         iii. The execution, delivery and performance of the Agreements and any other certificates, instruments or documents in connection with the Agreements, by each party other than the Company, have been duly authorized;

         iv. The Agreements constitute legal, valid and binding obligations of each party thereto other than the Company;

         v. The parties to the Agreements have received the consideration to be delivered to them at the Closing pursuant to the Agreements; and

         vi. The factual representations and warranties in the Agreements of each of the parties thereto, other than those of the Company, are true and the facts and circumstances contemplated pursuant to the Agreements (excluding those set forth in the representations and warranties of the Company) are as contemplated therein.

         B. No opinion is expressed as to the enforceability of the obligations of the Company under the Agreements or any documents contemplated or referenced thereby to the extent that enforceability of the rights, obligations and agreements is subject to, affected or limited by: (a) rights of the United States of America under the Federal Tax Lien Act of 1966; (b) applicable liquidation, conservatorship, bankruptcy, insolvency, moratorium, reorganization or other laws relating to debtor relief or the enforcement of creditors' rights from time to time in effect under state and/or Federal law; (c) general principles of equity (whether considered in a proceeding in equity or at law);
(d) the exercise of the discretionary powers of any court or other authority before which may be brought in any proceeding seeking equitable remedies, including, without limitation, specific performance and injunctive relief; (e) any provision of the Agreements that provides for an absolute and unconditional obligation to perform thereunder even though such agreement is invalid, terminated or such performance would be illegal; (f) other applicable laws and court decisions that may limit or render unenforceable certain rights and remedies of any Purchaser provided in the Agreements, but that do not in our judgment, make any such agreement invalid as a whole or inadequate for the ultimate practical realization of the benefits intended to be provided thereby, though they may result in delays (and we express no opinion as to the economic consequences, if any, of any such delays); (g) applicable fraudulent conveyance laws or fraudulent transfer laws from time to time in effect; or (h) the limitations on indemnification arising under Federal or state securities laws.

         C. As used in the opinions expressed herein, the phrase "to our knowledge" refers only to the actual current knowledge of those attorneys within our firm who have given substantive attention to the Company and does not (i) include constructive notice of matters or information, or (ii) except for our conversations with the officers of the Company responsible for such matters and information and our review of the Agreements and the Applicable Documents and as otherwise set forth in this Letter, imply that we have undertaken any independent investigation (a) with any persons outside of our firm, or (b) as to the accuracy or completeness of any factual representation or other information made or furnished in connection with the transactions contemplated by the Agreements. Furthermore, the phrase "actual current knowledge" expressed herein also means that we do not know of any fact or circumstance which would give us any basis to question the accuracy of those statements made to us or furnished to us and relied upon by us in rendering the opinions in this Letter.

         D. Our opinions expressed in paragraph 5 of this Letter are based solely upon our review of the minute books and other corporate records of the Company and the Opinion Certificate, and for purposes of our opinion expressed in these respective paragraphs, we have assumed the Company's receipt of adequate consideration for its shares of outstanding capital stock (other than the Common Shares sold pursuant to the Purchase Agreement) in accordance with the authorizing resolutions relating thereto. Furthermore, we have assumed that the transfer ledger, minute books and other corporate records of the Company pertaining to our opinions expressed in paragraph 5 of this Letter are complete, accurate, up to date, and that there have been no amendments, revisions or other documents which supersede such records.

         E. No opinion is expressed as to consents, approvals, authorizations or orders required under state securities or "blue sky" laws in connection with the acquisition of the Common Shares by the Purchasers.

         F. Although we have acted as special counsel to the Company in connection with the Purchase Agreement, our engagement is limited to those matters about which we have been consulted. Consequently, there may exist matters of a legal nature involving the Company in connection with which we have not been consulted and have not represented the Company. To our knowledge, however, there are no such matters which would affect this Letter.

         G. This Letter is limited to the matters stated herein and no opinions may be implied or inferred beyond the matters expressly stated therein.

         H. The opinions expressed herein are as of the date hereof, and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

         I. The opinions set forth herein are based in part upon Federal and state authorities as they are currently compiled and reported on by customary reporting services. It is possible that legislation affecting the opinions expressed herein might have been enacted into law that are not reflected in such reporting services. We are not currently aware of the passage of any such legislation. However, it is not possible for us to know with certainty as of the date of this Letter whether any such legislation may have been passed into law.

         J. The opinions contained herein do not include any opinion as to any licenses, permits or approvals necessary for building, zoning, environmental, land use, fire or other development laws, ordinances, regulations or requirements or the compliance by the Company with such requirements.

         K. This Letter has been issued solely for the benefit of the Purchasers and no other party or entity shall be entitled to rely hereon without the express written consent of a shareholder of this firm ("Our Prior Written Consent"). Without Our Prior Written Consent, this Letter may not be quoted in whole or in part or otherwise referred to in any document or report. Copies of this Letter may, however, be furnished by the Purchasers to third parties in your discretion, except that no such recipient may rely upon this Letter without Our Prior Written Consent.

         L. We are licensed to practice law only in New York, and do not hold ourselves to be experts on the laws of any jurisdiction other than the State of New York and the United States of America. Accordingly, the opinions expressed herein are specifically limited to the laws of the State of New York and the Federal law of the United States of America in effect on the date hereof, to the extent such laws are involved in the opinions set forth herein, and we express no opinion on any matter governed by the law of any other jurisdiction. Notwithstanding the foregoing, we express no opinion on matters governed by the laws and regulations of any jurisdiction pertaining to the gaming industry.

         M. Notwithstanding that the opinions expressed herein may refer to any party other than the Company, we are not representing, and do not purport to represent, such party in connection with the transaction described herein.

         N. We do not express any opinion as to any provisions in the Agreements purporting to: (i) apply the laws of a particular jurisdiction, other than the laws of the State of New York, (ii) waive or establish jurisdiction or venue or (iii) indemnify any person against, or relieve any person of liability for, its own negligent or wrongful act or in any other circumstance in which enforcement of such provision would be against public policy or limited or prohibited by applicable law.

         O. Notwithstanding any provision in any of the Agreements to the effect that such provision reflects the entire understanding of the parties with respect to the matters described therein, the courts of the State of New York may consider extrinsic evidence of the circumstances surrounding the entering into of an Agreement to ascertain the intent of the parties in using the language employed in such Agreement, regardless of whether or not the meaning of the language used in such Agreement is plain and unambiguous on its face, and may determine that additional or supplementary terms should be incorporated into such Agreement.

         P. In giving the opinion that the Company is validly existing under the laws of the State of Nevada, we have relied solely upon a certificate to that effect issued by the Secretary of State of the State of Nevada. Further, in rendering the opinions set forth in paragraphs 1 and 2 above, (a) in order to determine the states in which qualification is appropriate, we have assumed that qualification may be required only in those states in which the Company or such domestic subsidiaries, respectively, own or lease real property, maintain offices or have employees, and we have relied on the Company's listing of those states in the Opinion Certificate, and (b) as to the qualification and good standing of the Company and such domestic subsidiaries in the states so identified in such Opinion Certificate, we have relied exclusively on certificates of public officials, although we have not obtained tax good standing certificates in states other than Nevada, and no opinion is provided with respect to tax good standing.

                                             Very truly yours,



                                             __________________________
                                             Greenberg Traurig, LLP

                                                                       EXHIBIT D
                                                                       ---------

                      FORM OF OPINION OF COMPANY COUNSEL

                              August _____, 2001


The Purchasers Listed on the Schedule of Purchasers
                             ----------------------
to the Common Stock Purchase Agreement

Ladies and Gentlemen:

          I am general counsel to Mikohn Gaming Corporation, a Nevada corporation (the "Company"), in connection with the negotiation, execution and delivery of, and the transactions contemplated by (i) the Purchase Agreement, dated as of August 2, 2001 (the "Purchase Agreement"), by and among the Company and the Purchasers listed on the Schedule of Purchasers attached thereto (the "Purchasers") (the Company and the Purchasers referred to herein collectively, as "parties," and individually, as a "party"), pursuant to which Purchase Agreement the Company is issuing and selling an aggregate of up to 1,500,000 shares of the Company's Common Stock (the "Common Shares"), and (ii) the agreements attached as exhibits thereto or contemplated thereby (the Purchase Agreement, the Registration Rights Agreement and the Private Placement Memorandum are hereby referred to collectively as the "Agreements"). This opinion letter (this "Letter") is being delivered to you pursuant to Section 4.1(c) of the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

          In connection with the opinions expressed herein, I have reviewed the following:

               (i)    the Agreements;

               (ii) a copy of the Company's Amended and Restated Articles of Incorporation and a copy of the Company's Amended and Restated Code of Bylaws;

               (iii) those instruments and documents listed on the Mikohn Gaming Corporation Schedule of Due Diligence Documents, dated as of August ___, 2001 (collectively, the "Applicable Documents"), a copy of which list is attached hereto as Exhibit "A"; and

               (iv) originals or copies of such other corporate documents or records of the Company and such other documents as I have deemed necessary or appropriate as a basis for the opinions hereinafter expressed.

          This Letter relates solely to the laws of the State of Nevada, and I express no opinion with respect to the effect or applicability of the federal laws or laws of other jurisdictions. I invite your attention to the fact that the Purchase Agreement and the Registration Rights Agreement are governed by the laws of the State of New York. I have made no investigation of New York law nor consulted with counsel admitted to practice law in the State of New York. I have not examined the question of, and express no opinion as to, what law would govern the interpretation or enforcement of the Agreements, and my opinion with regard to such matters is based upon the assumption that the internal law of the State of Nevada would govern the provisions thereof.

          Based upon such review and inquiries, and subject to the assumptions and limitations herein set forth, I am of the opinion that:

     1. Each of the subsidiaries of the Company has full corporate power and authority to conduct, operate and carry on its business and operations as described in the Private Placement Memorandum, and to manage, use, control, own, lease and operate its properties and assets.

     2. Each of the subsidiaries of the Company has been duly organized. Each of the subsidiaries of the Company is validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified or licensed to do business and is in good standing in every jurisdiction in which such qualification or licensing is required, except where the failure to be so qualified or licensed and in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

     3. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, were issued in compliance with all applicable federal and state securities laws and all applicable gaming laws and are not subject to, and were not issued in violation of, any preemptive or similar rights.

     4. All of the outstanding shares of capital stock of, other securities of or other interests in each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, with the exception of Mikohn South America, S.A. ("MSA"), are owned by the Company, directly or indirectly through one or more of the Company's subsidiaries, free and clear of any and all Liens. With respect to MSA, the Company owns 99.7% of the issued and outstanding shares.

     5. Except as set forth in the Private Placement Memorandum, there are no outstanding securities, options, warrants, calls, rights, contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company or any of its subsidiaries is a party, or by which any of them is bound, obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock or other securities of the Company or any of its subsidiaries, or any securities convertible into or exercisable or exchangeable for any shares of capital stock or other securities of the Company or any of its subsidiaries, or obligating the Company or any of its subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, contract, commitment, agreement, arrangement, understanding or undertaking.

     6. Except for: (i) the Registration Rights Agreement; (ii) certain registrations that may be required under warrants described in the Private Placement Memorandum under the Section "Description of Capital Stock -Warrants"; and (iii) certain registrations to be entered into in connection with the Company's intention to refinance its remaining senior indebtedness by issuing $100.0 million of senior notes pursuant to Rule 144A under the Securities Act as set forth in the Private Placement Memorandum, there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, granting to any person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with Common Shares registered pursuant to any registration statement.

     7. None of the Company and its subsidiaries is in violation or breach of, or default under, nor has any event occurred that has given or could give rise (either with or without due notice or the passage of time or both or the happening or occurrence of any other event (including through the action or inaction of any person)) to any right of termination, amendment, cancellation or acceleration or any obligation to pay or repay with respect to, or has resulted or could result in the loss of any benefit under, any provision of the articles of incorporation, bylaws or similar organizational documents or any of the Company or any of its subsidiaries, or any Material Contract.

     8. After due inquiry, other than as described in the Private Placement Memorandum, I do not know of any investigations, claims, suits, actions, demands, proceedings or arbitrations pending or threatened in any court or before or by any other Governmental Entity to which the Company or any subsidiary of the Company is or could be a party or to which any of their respective properties or assets are or could be subject, which, individually or in the aggregate, could have a Material Adverse Effect, or of any applicable Law or applicable Order outstanding against or affecting the Company or any of its subsidiaries or any of their respective properties or assets, which, individually or in the aggregate, could have a Material Adverse Effect.

     9. After due inquiry, I do not know of any action that has been taken and or any Law or Order that has been enacted, adopted or issued by any Governmental Entity which prevents the execution, delivery or performance of this Agreement or the Placement or the issuance of the Common Shares or suspends the Placement or the offering, issuance or sale of the Common Shares in any jurisdiction in which the Common Shares are proposed to be sold. After due inquiry, I do not know of any Order or relief of any nature by any Governmental Entity that has been issued with respect to the Company or any of its subsidiaries which would suspend the Placement or the offering, issuance or sale of the Common Shares in any jurisdiction in which the Common Shares are proposed to be sold.

     10. The Company owns (and is the record owner of), or possesses adequate licenses to use, sell and license, free and clear of all Liens all intellectual property that are used in the business of the Company as presently conducted and as described in the Private Placement Memorandum, except where the failure to own, or be the record owner of, or possess such intellectual property, individually or in the aggregate, would not have a Material Adverse Effect. To the best of my knowledge, after due inquiry, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted rights of others with respect to any of such intellectual property which, individually or in the aggregate, if the subject of an unfavorable decision, ruling, finding or other Order, would be likely to have a Material Adverse Effect.

     11. None of the Company or any of its subsidiaries has violated any Environmental Laws, any provisions of ERISA, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, individually or in the aggregate, would not have a Material Adverse Effect.

     12. Each of the Company and its subsidiaries has such Authorizations of, and has made all registrations and filings with and notices to, all Governmental Entities, including under applicable Environmental Laws, as are necessary to manage, use, control, own, lease and operate its properties and assets and to conduct, operate and carry on its business and operations, except where the failure to have any such Authorization or to make any such registration, filing or notice, individually or in the aggregate, would not have a Material Adverse Effect. (i) Each such Authorization is in full force and effect, and each of the Company and its subsidiaries is in full compliance with all the terms and conditions thereof and with the Laws and Orders of the Governmental Entities having jurisdiction with respect thereto, (ii) no event has occurred (including the receipt of notice from any Governmental Entities) which allows, or after due notice or the passage of time or both would allow, revocation, suspension or termination of any such Authorization or results, or after due notice or the passage of time or both would result, in an other impairment of the rights of the holder of any such Authorization; and (iii) such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries, except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction, individually or in the aggregate, would not have a Material Adverse Effect. Each of the Company and its subsidiaries is in full compliance with all Laws and Orders applicable to the Company or any of its subsidiaries, or to any of their respective properties or assets, or to any Common Shares, except where the failure to be in compliance, individually or in the aggregate, would not have a Material Adverse Effect.

     13. After due inquiry, except as disclosed in the Private Placement Memorandum, I do not know of any relationship, direct or indirect, existing between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, affiliates, customers or suppliers of the Company or any of its subsidiaries, on the other hand, which would be required by the Securities Act to be described in the Private Placement Memorandum if the Private Placement Memorandum were a prospectus included in a registration statement on Form S-1 filed with the SEC.

     14. I have no reason to believe that, as of the date of the Private Placement Memorandum or as of the Closing Date, the Private Placement Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial data included therein, as to which I do not express any opinion) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The opinions herein expressed are subject to the following further qualifications and exceptions:

       A. In connection with the opinions expressed herein, I have made such examination of matters of law and of fact as I considered appropriate or advisable for purposes hereof. As to matters of fact bearing upon the opinions set forth in this Letter, I have, with your consent, relied primarily upon, and have not independently verified the accuracy of, the representations, warranties and other statements of all parties contained in the Agreements and matters of fact set forth in certificates of government officials, corporate officers and other representatives of persons referred to herein. In rendering such opinions, I have further relied upon the following assumptions, which I have not necessarily independently verified:

       i. Each signature is genuine; each document submitted to me as an original is authentic; and each document submitted to me as a copy conforms to the original;

       ii. Each party, other than the Company, has the power, authority and legal right to execute and deliver, and to perform its obligations under, the Agreements;

       iii. The execution, delivery and performance of the Agreements and any other certificates, instruments or documents in connection with the Agreements, by each party, other than the Company, have been duly authorized;

       iv. The Agreements constitute legal, valid and binding obligations of each party thereto, other than the Company;

       v. The parties to the Agreements have received the consideration to be delivered to them at the Closing pursuant to the Agreements; and

       vi. The factual representations and warranties in the Agreements of each of the parties thereto, other than those of the Company, are true and the facts and circumstances contemplated pursuant to the Agreements (excluding those set forth in the representations and warranties of the Company) are as contemplated therein.

       B. No opinion is expressed as to the enforceability of the obligations of the Company under the Agreements or any documents contemplated or referenced thereby to the extent that enforceability of the rights, obligations and agreements is subject to, affected or limited by: (a) rights of the United States of America under the Federal Tax Lien Act of 1966; (b) applicable liquidation, conservatorship, bankruptcy, insolvency, moratorium, reorganization or other laws relating to debtor relief or the enforcement of creditors' rights from time to time in effect under state and/or Federal law; (c) general principles of equity (whether considered in a proceeding in equity or at law);
(d) the exercise of the discretionary powers of any court or other authority before which may be brought in any proceeding seeking equitable remedies, including, without limitation, specific performance and injunctive relief; (e) any provision of the Agreements that provides for an absolute and unconditional obligation to perform thereunder even though such agreement is invalid, terminated or such performance would be illegal; (f) other applicable laws and court decisions that may limit or render unenforceable certain rights and remedies of any Purchaser provided in the Agreements, but that do not in my judgment, make any such agreement invalid as a whole or inadequate for the ultimate practical realization of the benefits intended to be provided thereby, though they may result in delays (and I express no opinion as to the economic consequences, if any, of any such delays); (g) applicable fraudulent conveyance laws or fraudulent transfer laws from time to time in effect; or (h) the limitations on indemnification arising under Federal or state securities laws.

       C. As used in the opinions expressed herein, the term "knowledge" and the phrase "to my knowledge" refer only to my actual current knowledge and do not (i) include constructive notice of matters or information, or (ii) except for my conversations with the officers of the Company responsible for such matters and information and my review of the

Agreements and the Applicable Documents and as otherwise set forth in this Letter, imply that I have undertaken any independent investigation (a) with any persons outside of the Company, or (b) as to the accuracy or completeness of any factual representation or other information made or furnished in connection with the transactions contemplated by the Agreements. Furthermore, the phrase "actual current knowledge" expressed herein also means that I do not know of any fact or circumstance which would give me any basis to question the accuracy of those statements made to me or furnished to me and relied upon by me in rendering the opinions in this Letter.

       D. My opinions expressed in paragraph 4 of this Letter are based solely upon my review of the minute books and other corporate records of the Company, and for purposes of my opinion expressed in these respective paragraphs, I have assumed (and have no knowledge to the contrary that) the Company's receipt of adequate consideration for its shares of outstanding capital stock (other than the Common Shares sold pursuant to the Purchase Agreement that) in accordance with the authorizing resolutions relating thereto. Furthermore, I have assumed (and have no knowledge to the contrary) that the transfer ledger, minute books and other corporate records of the Company pertaining to my opinions expressed in paragraph 4 of this Letter are complete, accurate, up to date, and that there have been no amendments, revisions or other documents which supersede such records.

       E. No opinion is expressed as to consents, approvals, authorizations or orders required under state securities or "blue sky" laws in connection with the acquisition of the Common Shares by the Purchasers other than the laws of the State of Nevada.

       F. This Letter is limited to the matters stated herein and no opinions may be implied or inferred beyond the matters expressly stated therein.

       G. The opinions expressed herein are as of the date hereof, and I assume no obligation to update or supplement such opinions to reflect any facts or circumstances that may hereafter come to my attention or any changes in law that may hereafter occur.

       H. The opinions set forth herein are based in part upon Federal and state authorities as they are currently compiled and reported on by customary reporting services. It is possible that legislation affecting the opinions expressed herein might have been enacted into law that are not reflected in such reporting services. I am not currently aware of the passage of any such legislation. However, it is not possible for me to know with certainty as of the date of this Letter whether any such legislation may have been passed into law.

       I. The opinions contained herein do not include any opinion as to any licenses, permits or approvals necessary for building, zoning, environmental, land use, fire or other development laws, ordinances, regulations or requirements or the compliance by the Company with such requirements.

       J. This Letter has been issued solely for the benefit of the Purchasers, and no other party or entity shall be entitled to rely hereon without my express written consent ("My Prior Written Consent"). Without My Prior Written Consent, this Letter may not be quoted in whole or in part or otherwise referred to in any document or report. Copies of this Letter may,

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

however, be furnished by the Purchasers to third parties in your discretion, except that no such recipient may rely upon this Letter without My Prior Written Consent.

       K. I am licensed to practice law only in Nevada, and do not hold myself to be an expert on the laws of any jurisdiction other than the State of Nevada. Accordingly, the opinions expressed herein are specifically limited to the laws of the State of Nevada in effect on the date hereof, to the extent such laws are involved in the opinions set forth herein, and I express no opinion on any matter governed by the law of any other jurisdiction.

       L. Notwithstanding that the opinions expressed herein may refer to any party other than the Company, I am not representing, and do not purport to represent, such party in connection with the transaction described herein.

       M. I do not express any opinion as to any provisions in the Agreements purporting to: (i) apply the laws of a particular jurisdiction, other than the laws of the State of Nevada, (ii) waive or establish jurisdiction or venue or
(iii) indemnify any person against, or relieve any person of liability for, its own negligent or wrongful act or in any other circumstance in which enforcement of such provision would be against public policy or limited or prohibited by applicable law.

        N. Notwithstanding any provision in any of the Agreements to the effect that such provision reflects the entire understanding of the parties with respect to the matters described therein, the courts of the State of Nevada may consider extrinsic evidence of the circumstances surrounding the entering into of an Agreement to ascertain the intent of the parties in using the language employed in such Agreement, regardless of whether or not the meaning of the language used in such Agreement is plain and unambiguous on its face, and may determine that additional or supplementary terms should be incorporated into such Agreement.

       O. In rendering the opinions set forth in paragraphs 1 and 2 above, (a) in order to determine the states in which qualification is appropriate, I have assumed that qualification may be required only in those states in which the subsidiaries of the Company, respectively, own or lease real property, maintain offices or have employees, and (b) as to those states, I have relied exclusively on certificates of public officials, although I have not obtained tax good standing certificates in states other than Nevada, and no opinion is provided with respect to tax good standing.

                                             Very truly yours,



                                             __________________________
                                             Charles H. McCrea, Jr.
                                             General Counsel

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